THE GABELLI GROWTH FUND
THIRD QUARTER REPORT - SEPTEMBER 30, 1997

                                                               [PHOTOGRAPH
                                                                OF HOWARD WARD]
                                     *****


Morningstar rates Gabelli Growth Fund 5 stars overall and for the three and ten year periods ended 9/30/97 among 2143 and 638 domestic equity funds, respectively. The fund received 4 stars for the five year period ended 9/30/97 among 1187 funds.

TO OUR SHAREHOLDERS,

        Just when you thought it could not get any better, it did. Fortunately, we have consistently applied a market timing strategy of not timing the market. This is really more of an investment policy than a strategy. It is a policy based on respect for the stock market's volatile history and overwhelming evidence which underscores the futility of market timing. We do not ask for credit regarding this successful non-strategy, as it may work against us when the market declines.

        As for El Nino, it has had nothing to do with the advance in share prices and will play no role in the market's ultimate decline, whenever that may occur.

        Historically, there has been a seasonal decline in mutual fund inflows during the summer months as investors focus more on outdoor sports and family vacations. Cash flows to stock funds were strong this summer, perhaps in celebration of the bull market's fifteenth anniversary on August 12. Incidentally, the stock market's value is roughly $9 trillion higher today than it was in the summer of 1982. Ronald Reagan was President at the time and one of his priorities was to reduce the role of government, thus letting companies compete in a free market environment. Today, Bill Clinton is President and while he has largely advocated free markets, we have seen political interests surface on several fronts recently. The White House, rightly or wrongly, refused to accept the tobacco settlement crafted by the states (represented by their Attorneys General), the tobacco companies and public health representatives. Furthermore, antitrust regulators launched investigations into the business practices of Microsoft and Intel, suggesting that they have been too successful for their own good. The Feds also blocked the proposed merger of office supply superstores Staples and Office Depot. History will pass judgment on the wisdom of such interventions. Our point is simply to note that the political pendulum has moved and the market may frown on any further escalation of such interventions.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. The Morningstar rating reflects historical risk adjusted performance as of September 30, 1997 and is subject to change every month. Morningstar proprietary ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top
10% of the funds in an investment category receive five stars and the next
22.5% receive four stars.

INVESTMENT RESULTS (a)

                                                             Quarter
                                        --------------------------------------------------
                                          1st        2nd        3rd        4th       Year
                                        ------     ------     ------     ------     ------
1997: Net Asset Value...............    $24.50     $29.25     $34.41         --         --
      Total Return..................      1.5%      19.4%      14.2%         --         --
-----------------------------------------------------------------------------------------------
1996: Net Asset Value...............    $23.75     $24.34     $25.35     $24.14     $24.14
      Total Return..................      7.2%       2.5%       4.1%       4.4%      19.4%
-----------------------------------------------------------------------------------------------
1995: Net Asset Value...............    $20.86     $22.99     $24.91     $22.16     $22.16
      Total Return..................      6.0%      10.2%       8.4%       4.9%      32.7%
-----------------------------------------------------------------------------------------------
1994: Net Asset Value...............    $21.90     $21.23     $22.58     $19.68     $19.68
      Total Return..................    (5.8)%     (3.1)%       6.4%     (0.5)%     (3.4)%
-----------------------------------------------------------------------------------------------
1993: Net Asset Value...............    $21.71     $21.84     $23.43     $23.26     $23.26
      Total Return..................      0.6%       0.6%       7.3%       2.5%      11.3%
-----------------------------------------------------------------------------------------------
1992: Net Asset Value...............    $20.27     $19.72     $20.50     $21.59     $21.59
      Total Return..................    (4.7)%     (2.7)%       4.0%       8.5%       4.5%
-----------------------------------------------------------------------------------------------
1991: Net Asset Value...............    $18.18     $18.02     $19.51     $21.28     $21.28
      Total Return..................     11.7%     (0.9)%       8.3%      12.0%      34.3%
-----------------------------------------------------------------------------------------------
1990: Net Asset Value...............    $16.74     $17.80     $15.75     $16.27     $16.27
      Total Return..................    (1.9)%       6.3%    (11.5)%       6.2%     (2.0)%
-----------------------------------------------------------------------------------------------
1989: Net Asset Value...............    $13.99     $15.73     $17.46     $17.07     $17.07
      Total Return..................     10.6%      12.4%      11.0%       1.5%      40.1%
-----------------------------------------------------------------------------------------------
1988: Net Asset Value...............    $10.87     $12.40     $12.71     $12.65     $12.65
      Total Return..................     16.1%      14.1%       2.5%       2.5%      39.2%
-----------------------------------------------------------------------------------------------
1987: Net Asset Value...............    $10.00     $10.84     $11.28      $9.51      $9.51
      Total Return..................        --       8.4%(b)    4.1%    (15.7)%     (4.9)%(b)
-----------------------------------------------------------------------------------------------


                     Dividend History
-----------------------------------------------------------
Payment (Ex) Date     Rate Per Share     Reinvestment Price
-----------------     --------------     ------------------
December 31, 1996         $2.324               $24.14
December 29, 1995         $3.960               $22.16
December 30, 1994         $2.790               $19.68
December 31, 1993         $0.760               $23.26
December 31, 1992         $0.646               $21.59
December 31, 1991         $0.573               $21.28
December 31, 1990         $0.460               $16.27
December 29, 1989         $0.654               $17.07
December 30, 1988         $0.377               $12.65
January 4, 1988           $0.152               $ 9.58


AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1997 (a)

   1  Year..............................   44.4%
   5  Year..............................   20.7%
   10 Year..............................   18.2%
   Life of Fund (b).....................   18.7%



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

INVESTMENT RESULTS

        For the third quarter ended September 30, 1997, The Gabelli Growth Fund's total return was 14.2%. The Lipper Analytical Services Growth Fund Average and Standard & Poor's (S&P) 500 had returns of 10.6% and 7.5%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund is up 38.4% year-to-date. The Lipper Growth Fund Average and S&P 500 rose 26.6% and 29.6%, respectively, over the same nine month period.

        For the ten year period ended September 30, 1997, the Fund's return averaged 18.2% annually, versus average annual returns of 13.6% and 14.7% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through September 30, 1997, the Fund has a total return of 501.3%, which equates to an average annual return of 18.7%. Our shareholders total 40,083 and net assets are $881 million, as of September 30, 1997.

ECONOMIC BACKGROUND

        Inflation continues to be contained while the risk of deflation, however minor, has increased. Tight labor markets have been and continue to be the major concern of the inflation hawks. This summer's strike against United Parcel Service by the International Brotherhood of Teamsters is viewed as evidence of developing labor shortages. While labor may be in short supply, little else is. Most companies tell us they have little, if any, pricing power. This was prior to the recent turmoil in Southeast Asia, which has a distinct deflationary aroma. Gold continues to be treated like an unwelcome social disease (no one admits to owning any) and interest rates continue to sink lower, albeit erratically. As for the budget deficit, it's all but gone.

        By and large, the economic backdrop for stocks remains positive. Profits are rising and interest rates (and inflation) are declining. The deflationary influences of the Southeast Asian slowdown will likely keep our economy from overheating. The risk of recession is small although profit growth may continue to decelerate. In short, the U.S. economy is in fine shape and unlikely to be derailed anytime soon.

FINANCIAL MARKET OBSERVATIONS

        The stock market, benefiting from substantial mutual fund inflows, enjoyed a buoyant July. The market cooled off in August as concerns mounted regarding currency and market troubles in Asia. Additionally, a reduction in the capital gains tax rate took effect, leading to stepped-up selling of so called heirloom stocks such as Coca-Cola, Gillette and Procter & Gamble. Merger and acquisition activity continued at a feverish pitch, led by financial industry takeovers such as NationsBank buying Barnett Banks (which we owned) for $15.4 billion in stock and Travelers buying Salomon Brothers (which we did not own) for $9 billion in stock.

        In Southeast Asia, currency speculators throttled the values of currencies in Thailand, Malaysia, the Philippines, Singapore, Indonesia and Taiwan. As of this writing, the speculators are challenging the Hong Kong dollar's peg to the U.S. dollar and this is rattling markets everywhere. We would be surprised if the market problems in Asia proved fatal to our long running bull market. However, it has induced a correction which is long overdue. When the dust settles, the U.S. currency, bonds and stocks will look pretty darn comfortable to battle scarred investors returning from their investment junkets into emerging markets.

LOOKING AHEAD

        When the final chapter is written on the stock market this year, much will be made of a heightened level of price volatility. This price volatility has increased, but not as smartly in percentage terms. Risk, one of the few four letter words absent from Wall Street trading rooms until recently, now dominates investment policy discussions.

        The stock market is pretty fairly valued. There is not a lot of room to further enhance stock valuations. Does it get any better than this? Maybe, if earnings continue to grow (we think they will) and interest rates continue to slump (a reasonable forecast). Investors should expect their patience and commitment to stocks to be tested.

        During the third quarter, we increased our exposure to oil service (adding Smith International) and financial service companies (adding Marsh & McLennan). We reduced our investment in some old favorites when their valuations became "uneconomic." This led to the sale of General Electric, ConAgra and Procter & Gamble. Additionally, we took our gain in Philip Morris as it rose on settlement talk.

        We have complete confidence that the companies we hold can weather any kind of economic turbulence. Their stock prices fluctuate but their financial strength and staying power are unquestioned. We will work to take advantage of market volatility using a careful and methodical stock selection discipline. We will not "time" the market and we will continue our quest to build the best established growth company portfolio in the investing world.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cisco Systems Inc. (CSCO - $73.0625 - NASDAQ) is the leading manufacturer of computer networking products. Demand for the company's routers, switches and network management software is robust. The company can be viewed as a major supplier to the Information Superhighway. Cisco offers a broad product line unmatched by competitors in a market that is estimated to be growing by at least 25% annually. The company has no long term debt and earnings should grow by 25% or more over the next several years.

Compaq Computer Corp. (CPQ - $74.75 - NYSE) is the leading brand of personal computers in terms of market share. The company is currently growing at three times its industry's growth rate. About one-half of revenue is sourced from abroad. Compaq sells through mail order as well as the retail channel. The company is benefiting from strong demand for PCs on a global scale. We expect earnings growth to exceed 40% this year.

First Data Corp. (FDC - $37.5625 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, First Data processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions, and we expect them to become even more widely used in the future. The company is also a leader in funds transfer services, as well as in processing information for the mutual fund and healthcare industries. First Data's earnings per share are likely to increase at a modest double digit rate this year.

Gillette Co. (G - $86.3125 - NYSE), along with Coca-Cola, is a premier example of a consumer products company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. Earnings should advance by more than 15% this year, reflecting strong results both domestically and abroad. The acquisition of Duracell leverages Gillette's infrastructure and provides additional products to fuel growth.

The Home Depot Inc. (HD - $52.125 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus, the company's founder, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings), providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Home Depot has substantial international potential over the long term.

The McGraw-Hill Companies Inc. (MHP - $67.6875 - NYSE) is the nation's leading publisher of textbooks. This business is doing well as Texas and California are in the midst of new textbook adoption cycles. In financial services, McGraw-Hill owns Standard and Poor's and management is expanding this franchise abroad. The company also owns four television stations (ABC Network affiliates) and publishes BUSINESS WEEK magazine. McGraw-Hill's collection of properties are valuable indeed. Earnings should grow at about a 13% rate this year.

Mellon Bank Corp. (MEL - $54.75 - NYSE), with the acquisitions in recent years of Dreyfus and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of Mellon's share repurchase program this year. Current business trends are strong.

Merrill Lynch & Co. (MER - $74.1875 - NYSE) has leading positions in almost every facet of the securities industry. The company is an asset gathering machine, with over $1 trillion in client accounts and about $275 billion in assets under their direct management. Management has a strong shareholder orientation, having retired over 100 million shares of common stock over the last 10 years. Merrill is a financial services powerhouse well-situated to handle the swelling savings of the aging baby boomers.

Northern Trust Corp. (NTRS - $59.125 - NASDAQ) is one of a few public asset managers with a strong franchise in the wealth management market. With over $125 billion in assets under management and fees generating 65% of income, the bank's stock appears undervalued. Earnings should grow by more than 15% this year.

Schlumberger Ltd. (SLB - $84.1875 - NYSE) is the leading provider of engineering services to the oil and gas industries. Fully 75% of sales (approximately $10 billion total) come from non-U.S. customers. The company is the industry leader in terms of research and development, spending about $300 million annually. Earnings should grow by more than 40% this year as oil companies increase their exploration efforts.

MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABGX. Please call us during the business day for further information.

                                   Sincerely,


                /s/ Howard F. Ward             /s/ Donald C. Jenkins


                Howard F. Ward, CFA            Donald C. Jenkins, CFA
                Portfolio Manager              Associate Portfolio Manager

October 25, 1997

-------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1997


           Mellon Bank Corp.                   Gillette Co.
           Schlumberger Ltd.                   Northern Trust Corp.
           The Home Depot Inc.                 Cisco Systems Inc.
           Merrill Lynch & Co.                 The McGraw-Hill Companies Inc.
           First Data Corp.                    Compaq Computer Corp.
-------------------------------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MARKET
   SHARES                                                      VALUE
 ---------                                                 ------------
             COMMON STOCKS -- 96.1 %
             ADVERTISING -- 1.0 %
   169,050   Interpublic Group of Companies Inc........    $  8,674,374
                                                           ------------
             BUSINESS SERVICES -- 8.0 %
   193,000   Automatic Data Processing Inc.............       9,650,000
   193,000   Computer Sciences Corp. +.................      13,654,750
 1,032,800   First Data Corp...........................      38,794,550
   234,000   Sysco Corp................................       8,643,375
                                                           ------------
                                                             70,742,675
                                                           ------------
             CONSUMER PRODUCTS -- 8.4 %
   166,800   Avon Products Inc.........................      10,341,600
   145,000   Coca-Cola Co..............................       8,835,938
   447,400   Gillette Co...............................      38,616,213
   222,000   PepsiCo Inc...............................       9,004,875
    82,000   Ralston Purina Group......................       7,257,000
                                                           ------------
                                                             74,055,626
                                                           ------------
             DIVERSIFIED INDUSTRIAL -- 6.1 %
   201,200   Allied-Signal Inc.........................       8,551,000
   208,000   Honeywell Inc.............................      13,975,000
   286,327   Molex Inc., Class A.......................      11,667,825
   191,200   Sundstrand Corp...........................      11,017,900
   107,000   United Technologies.......................       8,667,000
                                                           ------------
                                                             53,878,725
                                                           ------------
             ENERGY -- 7.6 %
   200,000   Halliburton Co............................      10,400,000
   469,000   Schlumberger Ltd..........................      39,483,938
   221,800   Smith International Inc...................      17,231,088
                                                           ------------
                                                             67,115,026
                                                           ------------
             ENTERTAINMENT -- 1.3 %
   141,000   Walt Disney Co............................      11,368,125
                                                           ------------
             FINANCIAL SERVICES -- 25.8 %
   100,000   American Express Co.......................       8,187,500
   132,000   American International Group Inc..........      13,620,750
   110,000   BankAmerica Co............................       8,064,375
   202,500   Charles Schwab Corp.......................       7,239,375
   128,000   Citicorp..................................      17,144,000
   183,000   Marsh & McLennan Companies Inc............      14,022,375
   743,000   Mellon Bank Corp..........................      40,679,250
   525,000   Merrill Lynch & Co........................      38,948,438
   590,000   Northern Trust Corp.......................      34,883,750
   119,000   Norwest Corp..............................       7,288,750
   264,400   State Street Corp.........................      16,111,875
   300,000   T. Rowe Price Associates Inc..............      20,175,000
                                                           ------------
                                                            226,365,438
                                                           ------------

                                                              MARKET
   SHARES                                                      VALUE
 ---------                                                 ------------
             HEALTH CARE -- 11.3 %
   131,000   Abbott Laboratories.......................    $  8,375,813
   337,000   Johnson & Johnson.........................      19,419,625
    80,000   Lilly (Eli) & Co..........................       9,635,000
   215,000   Merck & Co. Inc...........................      21,486,563
   118,000   Pfizer Inc................................       7,087,375
   166,000   Schering-Plough Corp......................       8,549,000
   335,000   SmithKline Beecham plc.............. .....      16,373,125
    63,000   Warner-Lambert Co.........................       8,501,063
                                                           ------------
                                                             99,427,564
                                                           ------------
             PUBLISHING -- 6.7 %
   175,000   Gannett Co. Inc...........................      18,889,063
   342,000   McGraw-Hill Companies Inc.................      23,149,125
   160,000   New York Times Co., Class A...............       8,400,000
   158,000   Tribune Co................................       8,423,375
                                                           ------------
                                                             58,861,563
                                                           ------------
             RETAIL -- 5.2 %
   753,859   Home Depot Inc............................      39,294,900
   256,000   Walgreen Co...............................       6,560,000
                                                           ------------
                                                             45,854,900
                                                           ------------
             TECHNOLOGY -- 14.7 %
   452,000   Cisco Systems Inc. +......................      33,024,250
   295,500   Compaq Computer Corp. +...................      22,088,625
    99,000   Computer Associates International Inc.....       7,109,438
   215,000   Dell Computer Corp. +.....................      20,828,125
   200,000   Intel Corp................................      18,462,500
    66,000   Microsoft Corp. +.........................       8,732,625
   232,500   Oracle Corp. +............................       8,471,719
   240,000   Sun Microsystems Inc. +...................      11,235,000
                                                           ------------
                                                            129,952,282
                                                           ------------
TOTAL COMMON STOCKS....................................     846,296,298
                                                           ------------


PRINCIPAL
 AMOUNT
---------

             U.S. TREASURY BILL -- 0.0 %
  $3,000     4.74%++ due 11/13/97......................           2,983
                                                           ------------
TOTAL INVESTMENTS
  (Cost $566,980,950)(a)....................      96.1%     846,299,281
OTHER ASSETS AND LIABILITIES (NET)..........       3.9       34,788,830
                                                 -----     ------------
NET ASSETS
  (26,369,008 shares outstanding)...........     100.0%    $881,088,111
                                                 =====     ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE................                     $33.41
                                                                 ======

---------------

(a) Aggregate cost for Federal tax purposes was $567,083,491. Net unrealized appreciation for Federal tax purposes was $279,215,790 (gross unrealized appreciation was $279,769,718 and gross unrealized depreciation was $553,928).
 +  Non-income producing security
++  Represents annualized yield at date of purchase.

        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI                                       [PICTURE OF
           [1-800-422-3554]                                   MARIO J. GABELLI]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                  BOARD OF TRUSTEES
Mario J. Gabelli, CFA               Karl Otto Pohl
Chairman and Chief                  Former President
Investment Officer                  Deutsche Bundesbank
Gabelli Funds, Inc.
                                                                         THE
Felix J. Christiana                 Anthony R. Pustorino
Former Senior Vice President        Certified Public Accountant          GABELLI
Dollar Dry Dock Savings Bank        Professor, Pace University
                                                                         GROWTH
Anthony J. Colavita                 Anthony Torna
Attorney-at-Law                     Herzog, Heine & Geduld, Inc.         FUND
Anthony J. Colavita, P.C.

James P. Conn                       Anthonie C. van Ekris
Managing Director and               Managing Director
Chief Investment Officer            BALMAC International, Inc.
Financial Security Assurance
Holdings Ltd.

               OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                    Howard F. Ward, CFA
President and Treasurer            Portfolio Manager
James E. McKee                     Donald C. Jenkins, CFA
Secretary                          Associate Portfolio Manager

                       DISTRIBUTOR
                 Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                     LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP

---------------------------------------
This report is submitted for the
general information of the shareholders                     THIRD QUARTER REPORT
of The Gabelli Growth Fund. It is not                         SEPTEMBER 30, 1997
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------